DUNHILL INVESTMENT TRUST

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

                              FINANCIAL STATEMENTS

                                FEBRUARY 29, 2000

                           [LOGO] BERGE & COMPANY LTD
                          CERTIFIED PUBLIC ACCOUNTANTS

[LOGO] REGIONAL
       OPPORTUNITY
       FUND
--------------------------------------------------------------------------------
       Ohio, Indiana, Kentucky

April 28, 2000

Dear Fellow Shareholder:

I am pleased to present to you another year of above average returns. During the past year the Fund was awarded the highest rating of "5 Stars" from Morningstar, the leader in mutual fund analysis. Additionally, Mutual Fund magazine, the premier mutual fund publication, also awarded its highest rating of "5 Stars" and named the Fund as one of the "Top 50" mutual funds to own for 2000. On Feb. 29, 2000, the Regional Opportunity Fund ended its fiscal year with a total return of 34.62 %, as compared to the return of the S&P 500 Index of 11.73%. The Fund's ability to nearly triple the S&P was primarily due to active management which allowed us to sell at highs and take advantage of buying during the market down periods.

The market had another good year in 1999, pulling back in certain sectors during the 2nd and 3rd quarters before making another end of year run. We remain bullish on the overall outlook for 2000 but cautious of certain sectors. Strong sector growth trends in Bio-technology, Communications and Healthcare will remain firmly in place. Expect volatility, particularly in emerging technology stocks with negative or no earnings.

Our strategy remains the same this year as last using a top down approach to stock selection, first identifying trends that will effect the market, then focusing on industries that will benefit from these trends. Finally, stocks are selected of companies within those industries that meet the investment criteria of unit sales, earnings and revenue.

Despite so much to be positive about, there are those who liken the market's movement to that of an ocean tide. As stock prices increase, so does their nervousness, albeit often untied to any tangible fundamental outlook virtually impossible to alter overnight. Nevertheless, many focus on predicting its short term direction, rather than on understanding the fundamentals of the particular companies in which they are invested. As an investor watching the daily market moves will cause nothing but anxiety, and those who overreact are missing the fundamentals of investing, "timing does not make money, time makes money."

As far as investing is concerned, little has changed since the beginning of time. It is still about doing your homework with an eye toward the future, attempting to understand through direct contact with companies, their customers, competitors, and suppliers how things like new products and services will affect their businesses, and in turn about creating one investment opinion, your own. With today's technology and information access and the hundreds of contacts that we make on companies in which we have interest, we are equipped better to anticipate the future capabilities of these companies, but also causes us to understand just how are large our current opportunity really is.

Thank you all for making 1999 a success, and we look forward to serving you in the future.

Sincerely,

/s/ Jasen M. Snelling

Jasen M. Snelling,
President

Shareholder Sevices:                                                                           Fund Advisor:
Dunhill Fund Management                             877-624-6465                     CityFund Advisory, Inc.
700 West Pete Rose Way, Suite 127      Shareholder Services, Fund Advisor                     P.O. Box 54944
Cincinnati, Ohio  45203                      and 24-hour NAV updates            Cincinnati, Ohio  45254-0944

                           REGIONAL OPPORTUNITY FUND:
                        OHIO, INDIANA, KENTUCKY (CLASS B)

                 Performance Update - $10,000 Initial Investment

        For the period from July 24, 1996 (commencement of operations) to
                                February 29, 2000

                               [GRAPHIC OMITTED]

                     --------------------------------------
                                     Regional
                                   Opportunity
                                       Fund         S&P 500
                                    (Class B)        Index
                                    ---------        -----

                     Jul-96          $10,000        $10,000
                     Sep-96          $11,444        $11,010
                     Dec-96          $11,126        $11,928
                     Mar-97          $11,036        $12,248
                     Jun-97          $12,394        $14,386
                     Sep-97          $13,919        $15,464
                     Dec-97          $13,731        $15,908
                     Mar-98          $15,554        $18,227
                     Jun-98          $16,109        $18,725
                     Sep-98          $15,812        $16,862
                     Dec-98          $21,260        $20,454
                     Mar-99          $24,817        $21,472
                     Jun-99          $23,291        $22,986
                     Sep-99          $22,142        $21,549
                     Dec-99          $27,903        $24,756
                     Feb-00          $29,368        $23,023
                     --------------------------------------

Past performance does not predict future performance.

This  graph  depicts  the  performance  of the  Class B Shares  of the  Regional
Opportunity Fund versus the S&P 500 Index. It is important to note that the Regional Opportunity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Returns
                            (as of February 29, 2000)
                          ----------------------------
                          One Year              30.62%
                          Since inception
                          (July 24, 1996)       34.82%
                          ----------------------------

The graph assumes an initial $10,000 investment on July 24, 1996. All dividends and distributions are reinvested.

[LOGO] BERGE & COMPANY LTD                                20 West Ninth Street
CERTIFIED PUBLIC ACCOUNTANTS                              Cincinnati, Ohio 45202
                                                          (513) 651-3827

                           INDEPENDENT AUDITORS REPORT

To the Shareholders and
Board of Trustees
Dunhill Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), a series of the Dunhill Investment Trust, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997 and the year ended February 28, 1998, were audited by other auditors whose report dated March 27, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 29, 2000, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                         /s/ Berge & Company LTD
                                                             Berge & Company LTD

Cincinnati, Ohio
April 7, 2000

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 29, 2000

ASSETS
Investments in common stocks, at value (Cost $7,451,018)             $12,882,436
Investment in repurchase agreements                                      731,571
Dividends and interest receivable                                          2,734
Prepaid expenses                                                           3,753
Receivable from fund manager                                              12,632
                                                                     -----------
          Total assets                                                13,633,126

LIABILITIES
Accrued expenses                                                           9,952
                                                                     -----------
NET ASSETS                                                           $13,623,174
                                                                     ===========
NET ASSETS CONSIST OF
Paid in capital                                                      $ 7,845,903
Accumulated net realized gains from security transactions                345,853
Net unrealized appreciation of securities                              5,431,418
                                                                     -----------
NET ASSETS                                                           $13,623,174
                                                                     ===========

CLASS B SHARES:
Net assets attributable to Class B shares                            $13,539,836
                                                                     ===========
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)                               533,116
                                                                     ===========

Net asset value and offering price per share*                        $     25.40
                                                                     ===========

CLASS C SHARES:
Net assets attributable to Class C shares                            $    83,338
                                                                     ===========
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)                                 3,281
                                                                     ===========

Net asset value and offering price per share*                        $     25.40
                                                                     ===========

*Redemption price per share varies by length of time shares are held.

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                            PORTFOLIO OF INVESTMENTS
                                FEBRUARY 29, 2000

   Shares                                                              Value
   ------                                                              -----
              COMMON STOCK - 94.5%
              AUTO/TRUCK PARTS - 0.3%
     2,000    Lear Seating Corporation (a)                         $     42,250

              COMMUNICATIONS - 6.1%
     1,000    Aware, Inc. (a)                                            63,000
     6,000    Broadwing, Inc.                                           178,125
       500    Comverse Technology, Inc. (a)                              98,437
     2,000    Emmis Broadcasting (a)                                     73,000
     3,000    Lucent Technologies                                       178,500
       200    Nextel Communications, Inc. (a)                            27,263
       600    Qwest Communications International (a)                     27,825
       200    Sprint Corp. (FON Group)                                   12,200
       400    Sprint Corp. (PCS Group) (a)                               20,700
       600    Tellabs, Inc. (a)                                          28,800
     2,500    Western Wireless Co. Class A (a)                          121,250
                                                                   ------------
                                                                        829,100
              COMPUTERS & INFORMATION - 21.1%
     7,000    Dell Computer Corp. (a)                                   285,688
    13,000    EMC Corp. (a)                                           1,547,000
     7,700    Lexmark International, Inc. Class A (a)                   918,225
       150    Veritas Software Co. (a)                                   29,681
     3,000    Miami Computer Supply Company (a)                          98,250
                                                                   ------------
                                                                      2,878,844
              COMPUTER SERVICES - 1.7%
       600    Check Point Software Technology (a)                       122,363
       200    Sapient Corp. (a)                                          14,300
     1,000    Checkfree Holdings Corp. (a)                               87,937
                                                                   ------------
                                                                        224,600
              CONGLOMERATES - 2.1%
     2,200    General Electric Co.                                      290,813

              CONSULTING SERVICES - 0.3%
     1,000    USWeb Corp. (a)                                            38,875

              DIVERSIFIED MANUFACTURING - 1.1%
     4,000    Tyco International, Inc.                                  151,750

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 29, 2000

   Shares                                                              Value
   ------                                                              -----

              ELECTRONIC COMPONENTS - 1.7%
     3,000    CTS Corp.                                            $    193,500
     2,000    Universal Electronics, Inc. (a)                            39,500
                                                                   ------------
                                                                        233,000
              FIBER OPTICS - 0.8%
       400    JDS Uniphase Corp. (a)                                    105,500

              FILTRATION PRODUCTS - 0.1%
     1,000    Scott Technologies, Inc.(a)                                19,250

              FOOD RETAILERS - 0.5%
     4,000    Kroger Company (a)                                         59,500

              GAMBLING (NON-HOTEL) - 0.3%
     4,000    Argosy Gaming Company (a)                                  42,250

              HOUSEHOLD PRODUCTS, NONDURABLE - 2.5%
     3,860    The Procter & Gamble Co.                                  339,680

              INDUSTRIAL & COMMERCIAL SERVICES - 0.9%
     3,000    Convergys Corp. (a)                                       115,500

              INTERNET CONTENT - 1.3%
     1,400    Cnet Corp. (a)                                             93,625
     1,000    Go2Net (a)                                                 87,000
                                                                   ------------
                                                                        180,625
              INTERNET SOFTWARE - 0.6%
       300    Broadvision, Inc. (a)                                      75,769
       400    Earthlink, Inc. (a)                                         9,950
                                                                   ------------
                                                                         85,719
              MEDICAL SUPPLIES - 8.3%
     7,000    Biomet, Inc.                                              231,000
     4,000    Amgen, Inc. (a)                                           272,750
     2,000    Genzyme (a)                                               114,875
     7,600    Guidant Corp. (a)                                         512,050
                                                                   ------------
                                                                      1,130,675

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 29, 2000

   Shares                                                              Value
   ------                                                              -----

              MOTORCYCLES/MOTOR SCOOTERS - 0.5%
     1,000    Harley-Davidson, Inc.                                $     68,125

              PHARMACEUTICALS - 9.1%
     4,000    Biogen, Inc. (a)                                          431,750
     3,700    Eli Lilly & Co.                                           219,919
     2,800    Johnson & Johnson                                         200,900
     1,000    Medimune, Inc. (a)                                        198,500
     2,016    Priority Healthcare, Class B (a)                           96,768
     2,800    Pfizer, Inc.                                               89,950
                                                                   ------------
                                                                      1,237,787
              POWER (INDEPENDENT) - 1.3%
     2,000    Calpine Corp. (a)                                         183,000

              REGIONAL BANKS - 1.9%
       500    Bank One Corp.                                             12,906
       875    Fifth Third Bancorp                                        45,554
    10,865    Firstar Corp.                                             193,533
                                                                   ------------
                                                                        251,993

              RETAILERS, APPAREL - 0.2%
     1,050    Intimate Brands, Inc.                                      34,322

              RETAILERS, DISCOUNT - 0.7%
     2,000    Wal-Mart Stores, Inc.                                      97,375

              SEMICONDUCTOR & RELATED - 10.3%
    10,300    Conexant Systems, Inc. (a)                              1,011,975
     2,000    Intel Corp.                                               226,000
     1,000    Texas Instruments, Inc.                                   166,500
                                                                   ------------
                                                                      1,404,475
              SOFTWARE & PROCESSING - 19.6%
     9,600    America Online, Inc. (a)                                  566,400
     1,000    At Home Corp. (a)                                          34,313
    10,550    Cisco Systems, Inc. (a)                                 1,394,578
     7,500    Microsoft Corp. (a)                                       670,312
                                                                   ------------
                                                                      2,665,603

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 29, 2000

   Shares                                                              Value
   ------                                                              -----

              TOYS - 0.0%
       300    Jakks Pacific, Inc. (a)                              $      4,950

              TRANSPORTATION SERVICES - 1.2%
     3,000    United Parcel Service Class B                             163,875
                                                                   ------------

              TOTAL COMMON STOCKS (COST $7,451,018)                $ 12,882,436

 Face Amount
 -----------
              REPURCHASE AGREEMENTS - 5.4%
 $ 731,571    Fifth Third Bank, 5.22%, dated 2/29/00,
              due 3/1/00, (Collateralized by 750,000
              FHLMC Gold #G30141, 6.50%, 1/1/19,
              market value $750,000)
              (Cost $731,571)                                      $    731,571
                                                                   ------------

              TOTAL INVESTMENTS IN COMMON
              STOCKS AND REPURCHASE
              AGREEMENTS AT VALUE - 99.9%                            13,614,007

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                9,167
                                                                   ------------

              NET ASSETS - 100.0%                                  $ 13,623,174
                                                                   ============

(a)  Non-dividend paying securities

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 29, 2000

INVESTMENT INCOME
     Dividends                                                     $     33,500
     Interest                                                            42,249
                                                                   ------------
                Total investment income                                  75,749

EXPENSES
     Investment advisory fees                                           137,603
     Distribution fees                                                  114,302
     Administration fees                                                 33,052
     Shareholder services and transfer agent fees                        13,992
     Reports and notices to stockholders                                 13,061
     Professional fees                                                   13,050
     Trustees' fees and expenses                                          1,516
     Custodian fees                                                      10,159
     Fund accounting fees                                                37,316
     Registration and filing fees                                        15,733
     Amortization of organization expenses                                7,254
     Insurance expense                                                    2,969
     Miscellaneous                                                        4,243
                                                                   ------------
                Total expenses                                          404,250
                Less fees waived by the Manager                         (93,935)
                                                                   ------------
                Net expenses                                            310,315
                                                                   ------------

NET INVESTMENT LOSS                                                    (234,566)

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS

Net realized gains from security transactions                         2,567,018
Unrealized appreciation of investments:
     Beginning of year                                $  4,196,899
     End of year                                         5,431,418
                                                      ------------
     Net change in unrealized appreciation of investments             1,234,519
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      3,801,537
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  3,566,971
                                                                   ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENTS OF CHANGES IN NET ASSETS
               YEARS ENDED FEBRUARY 29, 2000 AND FEBRUARY 28, 1999

                                                                         2000             1999
                                                                     ------------     ------------
OPERATIONS
    Net investment loss                                              $   (234,566)    $   (132,530)
    Net realized gains (losses) from security transactions              2,567,018           (7,832)
    Net change in unrealized appreciation of investments                1,234,519        3,122,231
                                                                     ------------     ------------
        Net increase in net assets from operations                      3,566,971        2,981,869

DISTRIBUTIONS TO SHAREHOLDERS
    from net capital gains on investments                              (1,907,066)

FUND SHARE TRANSACTIONS
    Class B shares:
    Proceeds from shares sold                                             820,412        2,869,376
    Reinvestment of distributions to shareholders                       1,907,066
    Payments for shares redeemed                                         (959,697)        (700,997)
    Class C shares:
     Proceeds from shares sold                                             79,806
                                                                     ------------
        Net increase in net assets from capital share transaction       1,847,587        2,168,379
                                                                     ------------     ------------
NET INCREASE IN NET ASSETS                                              3,507,492        5,150,248

NETASSETS
    Beginning of year                                                  10,115,682        4,965,434
                                                                     ------------     ------------
    End of year                                                      $ 13,623,174     $ 10,115,682
                                                                     ============     ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                              FINANCIAL HIGHLIGHTS
                     SELECTED PER SHARE DATA AND RATIOS FOR
                 A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED
             FEBRUARY 29, 2000 AND FEBRUARY 28, 1999, 1998 AND 1997

                                                                                                                   CLASS C
                                                                    CLASS B SHARES                                  SHARES
                                            ---------------------------------------------------------------      ------------
                                                2000             1999             1998           1997 (2)          2000 (3)
                                            ------------     ------------     ------------     ------------      ------------
PER SHARE DATA
Net asset value at beginning of period      $      22.16     $      15.41     $      11.33     $      10.46      $      23.50
Income from investment operations:
    Net investment loss                            (0.38)           (0.32)           (0.13)           (0.02)            (0.04)
    Net realized and unrealized gain                7.76             7.07             4.21             1.30              1.94
                                            ------------     ------------     ------------     ------------      ------------
Total from investment operations                    7.38             6.75             4.08             1.28              1.90
                                            ------------     ------------     ------------     ------------      ------------
Less distributions:
    Dividends from capital gains                   (4.14)              --               --            (0.41)               --
                                            ------------     ------------     ------------     ------------      ------------

        Total distributions                        (4.14)              --               --            (0.41)               --
                                            ------------     ------------     ------------     ------------      ------------

Net asset value at end of period            $      25.40     $      22.16     $      15.41     $      11.33      $      25.40
                                            ============     ============     ============     ============      ============
Total Return (1)                                  34.70%           43.80%           36.01%           12.25%             8.09%
                                            ============     ============     ============     ============      ============
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period                 $ 13,539,836     $ 10,115,682     $  4,965,434     $    646,067      $     83,338
                                            ============     ============     ============     ============      ============
Ratio of expenses to average net assets:
    Before expense reimbursement and
      waived fees                                  3.52%            3.64%            5.81%           12.14%(4)          3.79%(4)
    After expense reimbursement and
      waived fees                                  2.70%            2.70%            2.69%            2.66%(4)          2.70%(4)
Ratio of net investment loss to average
  net assets                                      (2.04)%          (1.87)%          (1.69)%          (1.04)%(4)        (2.18)%(4)
Portfolio turnover rate                             151%              26%              21%              39%(4)           151%(4)

(1)  Calculated without sales charge.
(2) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997. Class B shares were initially purchased on April 10, 1995 by the Advisor; who subsequently redeemed the initial shares on March 13, 1996.
(3) Represents the period from the first public offering to shareholders (January 31, 2000) through February 29, 2000.
(4)  Annualized.

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund) is a non-diversified, open-end series of the Dunhill Investment Trust (the Trust) registered as a management investment company under the Investment Company Act of 1940 (the 1940 Act). The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered or having a significant presence in Greater Cincinnati and the Cincinnati tri-state region.

     The Fund offers two separate classes of shares. Class B and Class C. Class B shares of the Fund are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees up to 1% of average daily net assets. The contingent deferred sales charge is applicable to redemptions during the five-year period from the date of purchase. The charge declines from 5% to 0% over the five-year period. Class C shares of the Fund are offered at net asset value and are subject to a 1% contingent deferred sales charge if redeemed within one year after purchase and 12b-1 distribution fees up to 1% of average daily net assets. Class C shares were first available for sale on January 31, 2000. Contingent sales charges received in 2000 amounted to approximately $6,000.

     SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m. Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

     REPURCHASE AGREEMENTS - The Fund generally invests its cash reserves by entering into repurchase agreement with its custodian bank. Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SHARE VALUATION - The net asset value per share for each class of share of the fund is calculated daily by dividing the total value of the Fund's assets attributed to the class, less liabilities attributed to the class, by the number of shares of each class outstanding.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts or revenue and expenses during the reporting period. Management believes the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended February 29, 2000, the Fund reclassified net investment losses of $234,566 against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. This reclassification was the result of permanent differences between financial statement and income tax reporting requirements and has no effect on the Fund's net assets and net asset value per share.

2.   INVESTMENTS

     During the year ended February 29, 2000, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $15,737,430 and $16,394,389 respectively.

     For federal income tax purposes, the cost of portfolio investments amounted to $8,182,589 at February 29, 2000. The composition of unrealized appreciation (the excess of value over cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

          Gross unrealized appreciation                          $ 5,812,114
          Gross unrealized depreciation                             (380,696)
                                                                ------------
          Net unrealized appreciation                            $ 5,431,418
                                                                  ==========

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain officers of the Trust are also officers of Dunhill Investment Advisors, Limited (Dunhill) the manager, administrator and transfer agent for the Fund and CityFund Advisory, Inc. (CityFund), the Fund's investment advisor.

     FUND MANAGER AGREEMENT
     The Fund is managed by Dunhill under the terms of a management agreement. The Fund pays Dunhill a fee equal to the annual rate of 1.20% of the average value of its daily net assets. Dunhill currently intends to waive its management fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.70% of average daily net assets of the Fund. Accordingly, for the year ended February 29, 2000, the manager waived $93,935 of advisory fees.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     INVESTMENT ADVISORY AGREEMENT
     The Fund's investments are managed by CityFund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Manager (not the Fund) pays CityFund a fee equal to an annual rate of .35% of the average daily net assets of the Fund.

     ADMINISTRATIVE AGREEMENT
     Under the terms of an Administrative Agreement, Dunhill supplies executive, and through a sub-administrative agreement with Ultimus Fund Solutions, LLC, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     For these services, Dunhill receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million. During the year ended February 29, 2000, Dunhill was paid $17,052 of fees under the Agreement.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Servicing Agreement, Dunhill maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Dunhill receives a monthly fee from the Fund at an annual rate of $17 per shareholder's account, subject to a minimum monthly fee of $1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the year ended February 29, 2000, Dunhill was paid $13,992 of fees under the Agreement.

4.   DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, generally not to exceed 1.00% of the Fund's average daily net assets. During the year ended February 29, 2000, Class B and Class C shares of the Fund incurred and paid approximately $114,254 and $48, respectively, of distribution expenses under the Plan.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


5.   FUND SHARE TRANSACTIONS

     Proceeds and payments on shares of the Fund as shown in the Statements of Changes in Net Assets on the result of the following share transactions:

                                             Class B Shares     Class C Shares
                                         ---------------------  --------------
                                           2000         1999         2000
                                         --------     --------     --------
Shares sold                                34,150      177,719        3,281
Shares issued in reinvestment of
   distributions to shareholders           80,535
Shares redeemed                           (37,991)     (43,511)
                                         --------     --------     --------
Net increase in shares outstanding         76,694      134,208        3,281
Shares outstanding, beginning of year     456,422      322,214
                                         --------     --------     --------
Shares outstanding, end of year           533,116      456,422        3,281
                                         ========     ========     ========

Class C Shares were initially offered January 31, 2000.